EXHIBIT 10.4

                                                          Dated: April ___, 2006

      NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. VC-1                                                             $__________

                          NUEVO FINANCIAL CENTER, INC.

                            Secured Convertible Note

                          Due Date: as set forth herein

      This Secured Convertible Note (the "Note") is issued by NUEVO FINANCIAL CENTER, INC., a Delaware corporation (the "Obligor"), to _____________ (the "Holder"), pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement") of even date herewith. Capitalized terms not otherwise defined herein shall have the respective meaning ascribed thereto in the Purchase Agreement.

      FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its successors and assigns the principal sum of __________________ Dollars ($________) together with accrued but unpaid interest on the earliest of: (i) the completion of a financing in which the Obligor receives no less than $2,500,000 in gross proceeds (the "Eligible Financing"), or (ii) one year after the date of exercise by the Holder of the Unit Purchase Warrant (the "Maturity Date"), in accordance with the following terms:

      Interest. Interest shall accrue on the outstanding principal balance hereof at an annual rate equal to ten percent (10%). Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest hereunder will be paid quarterly in arrears to the Holder or its assignee (as defined in Section 5) in whose name this Note is registered on the records of the Obligor regarding registration and transfers of Notes (the "Note Register").

      Right of Redemption. The Obligor at its option shall have the right, with five (5) business days advance written notice (the "Redemption Notice"), to redeem a portion or all amounts outstanding under this Note prior to the Maturity Date. The Obligor shall deliver to the Holder the Redemption Amount on the third (3rd) business day after delivery of the Redemption Notice. If the Redemption Notice is delivered prior to the completion of the Eligible Financing, the Redemption Amount shall equal 120% of the amount redeemed pursuant to the Redemption Notice.

      Notwithstanding the foregoing in the event that the Obligor has elected to redeem a portion of the outstanding principal amount and accrued interest under this Note the Holder shall be permitted to convert all or any portion of this Note during such five business day period.

      Security Agreements. This Note is secured by a Security Agreement (the "Security Agreement") of even date herewith between the Obligor and the Holder.

      This Note is subject to the following additional provisions:


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

      Section 1. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

      Section 2. Events of Default.

      (a) An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (i) Any default in the payment of the principal of, interest on or other charges in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

            (ii) The Obligor shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Note (except as may be covered by Section 2(a)(i) hereof) or any Transaction Document (as defined in Section 5) which is not cured with in the time prescribed;

            (iii) The Obligor or any subsidiary of the Obligor shall commence, or there shall be commenced against the Obligor or any subsidiary of the Obligor under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Obligor or any subsidiary of the Obligor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Obligor or any subsidiary of the Obligor or there is commenced against the Obligor or any subsidiary of the Obligor any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Obligor or any subsidiary of the Obligor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Obligor or any subsidiary of the Obligor suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Obligor or any subsidiary of the Obligor makes a general assignment for the benefit of creditors; or the Obligor or any subsidiary of the Obligor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Obligor or any subsidiary of the Obligor shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Obligor or any subsidiary of the Obligor shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Obligor or any subsidiary of the Obligor for the purpose of effecting any of the foregoing;

            (iv) The Obligor or any subsidiary of the Obligor shall default in any of its obligations under any other Note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor or any subsidiary of the Obligor in an amount exceeding $100,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (v) The Obligor shall fail for any reason to deliver Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a Conversion Date or the Obligor shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Note in accordance with the terms hereof; and

            (vii) The Obligor shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within three (3) days after notice is claimed delivered hereunder.


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

      (b) During the time that any portion of this Note is outstanding, if any Event of Default has occurred and shall continue for a period of ten (10) days after a notice of such default has been delivered by the Holder to the Obligor (the "Notice Period"), the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, the Holder may request (but shall have no obligation to request) payment of such amounts in Common Stock of the Obligor. In addition to any other remedies, the Holder shall have the right (but not the obligation) to convert this Note at any time after (x) an Event of Default or (y) the Maturity Date at the Conversion Price then in-effect. The Holder need not provide and the Obligor hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period (other than the Notice Period) enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon an Event of Default, notwithstanding any other provision of this Note or any Transaction Document, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Note or the sale of the Underlying Shares.

      (c) In addition to any other remedies available to the Holder under any of the Transaction Documents, if the Obligor fails for any reason to comply with the covenants set forth in Section 4.12 of the Purchase Agreement, the interest rate payable hereunder shall be increased to 2% per month or, if lower, the highest interest rate permitted by law.

      Section 3. Conversion.

      (a) Conversion at Option of Holder.

            (i) This Note shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (as defined in Section 5) (subject to the limitations on conversion set forth in Section 3(b) hereof). The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of this Note to be converted by
(y) the Conversion Price (as defined in Section 3(c)(i)). The Obligor shall deliver Common Stock certificates to the Holder prior to the Fifth (5th) Trading Day after a Conversion Date.

            (ii) Notwithstanding anything to the contrary contained herein, if on any Conversion Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay principal and interest hereunder in shares of Common Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a Subsequent Market; or (3) the Obligor has failed to timely satisfy its conversion, then, at the option of the Holder, the Obligor, in lieu of delivering shares of Common Stock pursuant to Section 3(a)(i), shall deliver, within three (3) Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount to be converted plus any interest due therein divided by the Conversion Price, chosen by the Holder, and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

      Further, if the Obligor shall not have delivered any cash due in respect of conversion of this Note or as payment of interest thereon by the fifth (5th) Trading Day after the Conversion Date, the Holder may, by notice to the Obligor, require the Obligor to issue shares of Common Stock pursuant to Section 3(c), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provisions of this Section.

            (iii) The Holder shall effect conversions by delivering to the Obligor a completed notice in the form attached hereto as Exhibit A (a "Conversion Notice"). The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire principal amount outstanding under this Note, the Holder is not required to physically surrender this Note to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion. The Holder and the Obligor shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.


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

      (b) Conversion Price and Adjustments to Conversion Price.

            (i) The Holder shall be entitled to convert, at its sole option, a portion or all amounts of principal and interest due and outstanding under this
Note into shares of the Obligor's Common Stock at a price (the "Conversion Price") equal to the greater of (i) if before the completion of an Eligible Financing, (A) 60% of the VWAP for the ten Trading Days ending on the last Trading Day prior to the Conversion Date, or (B) $0.60, or (ii) if after October 1, 2006, if an Eligible Financing shall not have been consummated by that date
(X) 60% of the VWAP for the ten Trading Days ending on the last Trading Day prior to the Conversion Date, or (Y) $0.20.

            (ii) Any amounts of principal and interest due and outstanding under this Note that remain outstanding at the time of completion of the Eligible Financing may be converted, at the option of the Holder, at a price equal to the price paid for shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") in the Eligible Financing, provided, however, that the Obligor may at its option repay in cash all amounts that remain outstanding at the time of the completion of the Eligible Financing if the price per share in the Eligible Financing is less than $0.20 per share. The Conversion Price may be adjusted pursuant to the other terms of this Note.

            (iii) If the Obligor, at any time while this Note is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Obligor, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            (iv) If the Obligor, at any time while this Note is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants (plus the number of additional shares of Common Stock offered for subscription or purchase), and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Conversion Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.


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

            (v) Except in the case of an Exempt Issuance (as such term is defined in the Securities Purchase Agreement), if the Obligor or any subsidiary thereof, as applicable, at any time while this Note is outstanding, shall issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the sole option of the Holder, the Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Obligor shall notify the Holder in writing, no later than one (1) business day following the issuance of any Common Stock or Common Stock Equivalent subject to this Section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Obligor's stock option or stock purchase plans.

            (vi) If the Obligor, at any time while this Note is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which this Note shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Bid Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Bid Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            (vii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Note shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Obligor into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Note, plus all interest and other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

            (viii) The Obligor shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock issuable upon conversion of all outstanding amounts under this Note; and within three (3) Business Days following the receipt by the Obligor of a Holder's notice that such minimum number of Underlying Shares is not so reserved, the Obligor shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.

            (ix) All calculations under this Section 3 shall be rounded up to the nearest $0.001 or whole share.

            (x) Whenever the Conversion Price is adjusted pursuant to Section 3 hereof, the Obligor shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.


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

            (xi) If (A) the Obligor shall declare a dividend (or any other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Obligor shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Obligor shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Obligor is a party, any sale or transfer of all or substantially all of the assets of the Obligor, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Obligor shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Obligor; then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Obligor, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

            (xii) In case of any (1) merger or consolidation of the Obligor or any subsidiary of the Obligor with or into another Person, or (2) sale by the Obligor or any subsidiary of the Obligor of more than one-half of the assets of the Obligor in one or a series of related transactions, a Holder shall have the right to exercise any rights under Section 2(b), if Obligor fails, at the option of the Holder, (A) to permit the Holder to convert the aggregate amount of this Note then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall not be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Note could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (B) in the case of a merger or consolidation, to require the surviving entity to issue to the Holder a convertible Note with a principal amount equal to the aggregate principal amount of this Note then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which such newly issued convertible Note shall have terms identical (including with respect to conversion) to the terms of this Note, and shall be entitled to all of the rights and privileges of the Holder of this Note set forth herein and the agreements pursuant to which this Notes were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible Notes shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

      (c) Other Provisions.

            (i) The Obligor covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Obligor as to reservation of such shares set forth in this Note) be issuable (taking into account the adjustments and restrictions of Sections 2(b) and 3(c)) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Obligor covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid.


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

            (ii) The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Note so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

            (iii) Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 2 herein for the Obligor 's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

            (iv) In addition to any other rights available to the Holder, if the Obligor fails to deliver to the Holder such certificate or certificates pursuant to Section 3(a)(i) by the fifth (5th) Trading Day after the Conversion Date, and if after such fifth (5th) Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Obligor shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either reissue a Note in the principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Obligor timely complied with its delivery requirements under
Section 3(a)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Obligor shall be required to pay the Holder $1,000. The Holder shall provide the Obligor written notice indicating the amounts payable to the Holder in respect of the Buy-In.

      Section 4. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:

                         Attention:
                         Telephone:
                         Facsimile:

With a copy to:

                         Telephone:
                         Facsimile:


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

If to the Holder:

                         Attention:
                         Telephone:

With a copy to:          Sichenzia Ross Friedman Ference LLP
                         1065 Avenue of the Americas
                         New York, NY 10018
                         Telephone: 212-930-9700
                         Facsimile: 212-930-9725
                         Attention: Louis A. Brilleman, Esq.

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      Section 5. Definitions. For the purposes hereof, the following terms shall have the following meanings:

      "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

      "Change of Control Transaction" means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Obligor, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Obligor (except that the acquisition of voting securities by the Holder shall not constitute a Change of Control Transaction for purposes hereof), (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Obligor which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Obligor or any subsidiary of the Obligor in one or a series of related transactions with or into another entity, or (d) the execution by the Obligor of an agreement to which the Obligor is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).

      "Common Stock" means the common stock, par value $0.001, of the Obligor and stock of any other class into which such shares may hereafter be changed or reclassified.

      "Conversion Date" shall mean the date upon which the Holder gives the Obligor notice of their intention to effectuate a conversion of this Note into shares of the Company's Common Stock as outlined herein.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Original Issue Date" shall mean the date of the first issuance of this Note regardless of the number of transfers and regardless of the number of instruments, which may be issued to evidence such Note.

      "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Trading Day" means a day on which the shares of Common Stock are quoted on the OTC or quoted or traded on such Subsequent Market on which the shares of Common Stock are then quoted or listed; provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

      "Transaction Documents" means the Securities Purchase Agreement or any other agreement delivered in connection with the Securities Purchase Agreement, including, without limitation, the Security Agreement, the Registration Rights Agreement and Warrants of even date herewith.

      "Underlying Shares" means the shares of Common Stock issuable upon conversion of this Note or as payment of interest in accordance with the terms hereof.

      "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
(b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

      Section 6. Except as expressly provided herein, no provision of this Note shall alter or impair the obligations of the Obligor, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Obligor. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein. As long as this Note is outstanding, the Obligor shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing.

      Section 7. This Note shall not entitle the Holder to any of the rights of a stockholder of the Obligor, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Obligor, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 8. If this Note is mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Obligor.

      Section 9. No indebtedness of the Obligor is senior to this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. Without the Holder's consent, the Obligor will not and will not permit any of their subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits there from that is senior in any respect to the obligations of the Obligor under this Note.

      Section 10. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflicts of laws thereof. Each of the parties consents to the jurisdiction of the Courts of the State of New York sitting in New York County, New York and the U.S. District Court for the Southern District of New York in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

      Section 11. If the Obligor fails to strictly comply with the terms of this Note, then the Obligor shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorneys' fees and expenses incurred by the Holder in any action in connection with this Note, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder's rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

      Section 12. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

      Section 13. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Obligor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Obligor from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Obligor (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

      Section 14. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

      Section 15. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                   [REMAINDER OF PAGE INTENTIONLLY LEFT BLANK]

      IN WITNESS WHEREOF, the Obligor has caused this Secured Convertible Note to be duly executed by a duly authorized officer as of the date set forth above.

                                        NUEVO FINANCIAL CENTER, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: CEO

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

           (To be executed by the Holder in order to convert the Note)

TO:

      The undersigned hereby irrevocably elects to convert $___________________ of the principal amount of the above Note into Shares of Common Stock of Nuevo Financial Center, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                           _____________________________________

Applicable Conversion Price:               _____________________________________

Signature:                                 _____________________________________

Name:                                      _____________________________________

Address:                                   _____________________________________

Amount to be converted:                    $____________________________________

Amount of Note unconverted:                $____________________________________

Conversion Price per share:                $____________________________________

Number of shares of Common Stock to be
issued:                                    _____________________________________

Please issue the shares of Common Stock
in the following name and to the
following address:                         _____________________________________

Issue to:                                  _____________________________________

Authorized Signature:                      _____________________________________

Name:                                      _____________________________________

Title:                                     _____________________________________

Phone Number:                              _____________________________________

Broker DTC Participant Code:               _____________________________________

Account Number:                            _____________________________________

                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT (the "Agreement"), is entered into and made effective as of April ___, 2006, by and between NUEVO FINANCIAL CENTER, INC., a Delaware corporation (the "Company"), and the Purchasers listed on Schedule I attached to the Securities Purchase Agreement dated the date hereof (the "Secured Party").

            WHEREAS, the Company shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement of even date herewith between the Company and the Secured Party (the "Purchase Agreement"), and the Secured Party shall purchase up to Five Hundred Thousand Dollars ($500,000) of secured convertible notes (the "Convertible Notes"), which shall be convertible into shares of the Company's common stock, par value $________ (the "Common Stock") (as converted, the "Conversion Shares") in the respective amounts set forth opposite each Purchaser's name on Schedule I attached to the Purchase Agreement;

            WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Purchase Agreement, the Convertible Notes, the Registration Rights Agreement of even date herewith between the Company and the Secured Party (the "Registration Rights Agreement") and the Warrants of even date herewith issued by the Company to the Purchasers (collectively, the "Warrants") (collectively referred to as the "Transaction Documents"), the Company hereby grants to the Secured Party a security interest in and to the pledged property identified on Exhibit A hereto (collectively referred to as the "Pledged Property") until the satisfaction of the Obligations, as defined herein below.

            NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS

Section 1.1. Recitals.

            The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

Section 1.2. Interpretations.

            Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof. All defined terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

Section 1.3. Obligations Secured.

            The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before, on or after the date hereof to the extent that those obligations of the Company to the Secured Party arise under this Agreement, the Transaction Documents, and any other amounts now or hereafter owed to the Secured Party by the Company thereunder or hereunder (collectively, the "Obligations").

ARTICLE 2.

                 PLEDGED PROPERTY, ADMINISTRATION OF COLLATERAL
                      AND TERMINATION OF SECURITY INTEREST

Section 2.1. Pledged Property.

(a) Company hereby pledges to the Secured Party, and creates in the Secured Party for its benefit, a security interest for such time until the Obligations are paid in full, in and to all of the property of the Company as set forth in Exhibit "A" attached hereto and the products thereof and the proceeds of all such items (collectively, the "Pledged Property"):

(b) Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

Section 2.2. Rights; Interests; Etc.

(a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

(i) the Company shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

(ii) the Company shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of the Company to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Property such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Property pursuant to
Article 5 hereof, then all cash sums received by the Secured Party, or held by Company for the benefit of the Secured Party and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

(ii) All interest, dividends, income and other payments and distributions which are received by the Company contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Party; or

(iii) The Secured Party in its sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Debenture as described herein

(c) An "Event of Default" shall be deemed to have occurred under this Agreement upon an Event of Default under the Convertible Debentures, which Event of Default shall continue for a period of ten (10) days after a notice of such default has been delivered by the Secured Party to the Company.

ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE

Section 3.1. Secured Party Appointed Attorney-In-Fact.

            Upon the occurrence of an Event of Default, the Company hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Property or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property to make payments directly to the Secured Party.

Section 3.2. Secured Party May Perform.

            If the Company fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

Section 4.1. Authorization; Enforceability.

            Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

Section 4.2. Ownership of Pledged Property.

            The Company warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

Section 5.1. Default and Remedies.

(a) If an Event of Default occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Obligations shall become immediately due and payable.

(b) Upon the occurrence of an Event of Default, the Secured Party shall: (i) be entitled to receive all distributions with respect to the Pledged Property, (ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party.

Section 5.2. Method of Realizing Upon the Pledged Property: Other Remedies.

            Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

(a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Company ten (10) days' prior written notice of the time and place or of the time after which a private sale may be made (the "Sale Notice")), which notice period is hereby agreed to be commercially reasonable. At any sale or sales of the Pledged Property, the Company may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Company will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

(b) Any cash being held by the Secured Party as Pledged Property and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Property shall be applied as follows:

(i) to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

(ii) to the payment of the Obligations then due and unpaid.

(iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, the Company.

(c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

(i) If the Company fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated.

(ii) The Company agrees that it shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

Section 5.3. Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Company for the payment of the Obligations), subject to the rights of Previous Security Holders, shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

Section 5.4. Duties Regarding Pledged Property.

            The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

ARTICLE 6.

                              AFFIRMATIVE COVENANTS

            The Company covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

Section 6.1. Existence, Properties, Etc.

(a) The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain Company's due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Company shall not do, or cause to be done, any act impairing the Company's corporate power or authority (i) to carry on the Company's business as now conducted, and (ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Party to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect" shall mean any material and adverse affect as determined by Secured Party in its sole discretion, whether individually or in the aggregate, upon (a) the Company's assets, business, operations, properties or condition, financial or otherwise; (b) the Company's to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

Section 6.2. Financial Statements and Reports.

            The Company shall furnish to the Secured Party within a reasonable time such financial data as the Secured Party may reasonably request, including, without limitation, the following:

(a) The balance sheet of the Company as of the close of each fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Company, stating that the Company has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Company proposes to take in connection therewith;

(b) A balance sheet of the Company as of the close of each month, and statement of earnings and retained earnings of the Company as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct; and

(c) Copies of all accountants' reports and accompanying financial reports submitted to the Company by independent accountants in connection with each annual examination of the Company.

Section 6.3. Accounts and Reports.

            The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

(a) as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of the Company in excess of $50,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $50,000, including any received from any person acting on behalf of the Secured Party or beneficiary thereof; and

(b) within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Company that could have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Property; or (iv) any of the transactions contemplated in this Agreement or the Loan Instruments.

Section 6.4. Maintenance of Books and Records; Inspection.

            The Company shall maintain its books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time to visit and inspect any of its properties (including but not limited to the collateral security described in the Transaction Documents and/or the Loan Instruments), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

Section 6.5. Maintenance and Insurance.

(a) The Company shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

(b) The Company shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Company deems reasonably necessary to the Company's business, (i) adequate to insure all assets and properties of the Company, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Company; (iii) as may be required by the Transaction Documents and/or applicable law and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

Section 6.6. Contracts and Other Collateral.

            The Company shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Company is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

Section 6.7. Defense of Collateral, Etc.

            The Company shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Company shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

Section 6.8. Payment of Debts, Taxes, Etc.

            The Company shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

Section 6.9. Taxes and Assessments; Tax Indemnity.

            The Company shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Company in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

Section 6.10. Compliance with Law and Other Agreements.

            The Company shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound. Without limiting the foregoing, the Company shall pay all of its indebtedness promptly in accordance with the terms thereof.

Section 6.11. Notice of Default.

            The Company shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement, the Transaction Documents or any other Loan Instrument or any other agreement of Company for the payment of money, promptly upon the occurrence thereof.

Section 6.12. Notice of Litigation.

            The Company shall give notice, in writing, to the Secured Party of
(a) any actions, suits or proceedings wherein the amount at issue is in excess of $50,000, instituted by any persons against the Company, or affecting any of the assets of the Company, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Company on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

ARTICLE 7.

                               NEGATIVE COVENANTS

            The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, the Company shall not, unless the Secured Party shall consent otherwise in writing:

Section 7.1. Indebtedness.

            Except for in the ordinary course of business, the Company shall not directly or indirectly permit, create, incur, assume, permit to exist, increase, renew or extend on or after the date hereof any indebtedness on its part in an aggregate amount in excess of $100,000, including commitments, contingencies and credit availabilities, or apply for or offer or agree to do any of the foregoing (excluding any indebtedness of the Company to the Secured Party, trade accounts payable and accrued expenses incurred in the ordinary course of business and the endorsement of negotiable instruments payable to the Company, respectively for deposit or collection in the ordinary course of business).

Section 7.2. Liens and Encumbrances.

            The Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Company's capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Company's capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

Section 7.3. Certificate of Incorporation, By-Laws, Mergers, Consolidations,
             Acquisitions and Sales.

            Without the prior express written consent of the Secured Party (which shall not unreasonably withheld), the Company shall not: (a) Amend its Certificate of Incorporation or By-Laws; (b) except as otherwise permitted in
Section 4 of the Purchase Agreement, issue or sell its stock, stock options, bonds, notes or other corporate securities or obligations; (c) be a party to any merger, consolidation or corporate reorganization, (d) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, (e) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, nor (f) create any subsidiaries nor convey any of its assets to any subsidiary.

Section 7.4. Management, Ownership.

            The Company shall not materially change its ownership, executive staff or management without the prior written consent of the Secured Party. The ownership, executive staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

Section 7.5. Dividends, Etc.

            The Company shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party.

Section 7.6. Guaranties; Loans.

            The Company shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons, except for (i) the indebtedness currently secured by the liens identified on the Pledged Property identified on Exhibit A hereto and (ii) the endorsement of negotiable instruments payable to the Company for deposit or collection in the ordinary course of business. The Company shall not make any loan, advance or extension of credit to any person other than in the normal course of its business.

Section 7.7. Conduct of Business.

            The Company will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

Section 7.8. Places of Business.

            The location of the Company's chief place of business is 2112 Bergenline Avenue, Union City, New Jersey 07087. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days' prior written notice to the Secured Party in each instance.

ARTICLE 8.

                                  MISCELLANEOUS

Section 8.1. Notices.

            All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

If to the Company, to:

                           Attention:
                           Telephone:
                           Facsimile:

With a copy to:

                           Telephone:
                           Facsimile:

If to the Secured Party:

                           Attention:
                           Telephone:

With a copy to:            Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                           New York, NY 10018
                           Telephone: 212-930-9700
                           Facsimile: 212-930-9725
                           Attention: Louis A. Brilleman, Esq.

            Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

Section 8.2. Severability.

            If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

Section 8.3. Expenses.

            In the event of an Event of Default, the Company will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

Section 8.4. Waivers, Amendments, Etc.

            The Secured Party's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party.

Section 8.5. Continuing Security Interest.

            This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon the Company and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the Company shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

Section 8.6. Independent Representation.

            Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

Section 8.7. Applicable Law: Jurisdiction.

            This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Courts of New York, sitting in New York County and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this Paragraph.

Section 8.8. Waiver of Jury Trial.

            AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE COMPANY, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

Section 8.9. Entire Agreement.

            This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

                                        COMPANY:
                                        NUEVO FINANCIAL CENTER, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        SECURED PARTY:


                                        By:
                                        Its:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY

            For the purpose of securing prompt and complete payment and performance by the Company of all of the Obligations, the Company unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

(a) all goods of the Company, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

(b) all inventory of the Company, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

(c) all contract rights and general intangibles of the Company, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

(d) all documents, warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;

(e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Company's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lien or, all of which the Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

(f) to the extent assignable, all of the Company's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

(g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                              UNIT PURCHASE WARRANT

               To Purchase Shares of Common Stock and Warrants of

                          NUEVO FINANCIAL CENTER, INC.

      THIS UNIT PURCHASE WARRANT (the "Unit Purchase Warrant") certifies that, for value received, Vision Opportunity Master Fund Ltd. (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the 270th day after the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Nuevo Financial Center, Inc., a Delaware corporation (the "Company"), a Unit, consisting of (i) a number of shares of Common Stock equal to the Subscription Amount divided by the Conversion Price (as defined in the Note) in effect on the date of exercise hereof, (ii) an A Warrant to purchase _________ shares of Common Stock of the Company (the "Common Stock"), and (iii) a B Warrant to, purchase ______ shares of Common Stock. Each A Warrant included in the Unit shall be exercisable for a period of five years from their date of issuance at $0.50 per share and shall be identical to the A Warrants issued to the Holder on April ___, 2006. Each B Warrant included in the Unit shall be exercisable for a period of five years from their date of issuance at $1.00 per share and shall be identical to the B Warrants issued to the Holder on April ___, 2006. The purchase price of the Unit under this Unit Purchase Warrant shall be equal to the Conversion Price. The A Warrants and B Warrants issued in April 2006 are herein referred to as the "April Warrants." The shares to be issued upon exercise of the Warrants included herein are herein referred to as the "Warrant Shares," and, together with the shares of Common Stock included in the Unit as the "Shares."

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April ___, 2006, among the Company and the purchasers signatory thereto.

            Section 2. Exercise.

                  a) Exercise of Unit Purchase Warrant. Exercise of the purchase rights represented by this Unit Purchase Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is -------- ------- delivered to the Company, the Holder shall have surrendered this Unit Purchase Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the Securities thereby purchased by wire transfer or cashier's check drawn on a United States bank.

                  b) Exercise Price. The exercise price of the Unit under this
            Warrant shall be the Conversion Price multiplied by the number of shares of Common Stock purchased hereunder (the "Exercise Price").

                  c) Mechanics of Exercise.

                        i. Authorization of Securities. The Company covenants
                  that all Securities which may be issued upon the exercise of the purchase rights represented by this Unit Purchase Warrant will, upon exercise of the purchase rights represented by this Unit Purchase Warrant, be duly authorized, and (with respect to the Shares) validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                        ii. Delivery of Common Stock and Warrants Upon Exercise.
                  Upon exercise hereof, the Company shall deliver to Holder certificates representing the Common Stock and the Warrants.

                        iii. Closing of Books. The Company will not close its
                  stockholder books or records in any manner which prevents the timely exercise of this Unit Purchase Warrants, pursuant to the terms hereof.

                  d) Conditions to Closing Upon Exercise. The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

                  (a) The Company shall have delivered or caused to be delivered to the Holder the following:

                        (ii) a certificate evidencing a number of shares of
                  Common Stock equal to Holder's aggregate amount payable upon exercise divided by the Exercise Price per Unit, registered in the name of the Holder;

                        (iii) A Warrants registered in the name of the Holder to
                  purchase up to ________ shares of Common Stock;

                        (iv) B Warrants registered in the name of the Holder to
                  purchase up to ________ shares of Common Stock;

                        (v) a registration rights agreement duly executed by the
                  parties with respect to the Shares substantially in the form of the Registration Rights Agreement;

                        (vi) a certificate, signed by the Secretary of the
                  Company, attaching (i) the charter and By-Laws of the Company, and (ii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that the Holder may rely on such certificate as a representation and warranty of the Company made herein; and

                        (vii) a certificate, signed by the Chief Executive
                  Officer of the Company, certifying that the conditions specified in this Section have been fulfilled as of the date of the exercise, it being understood that the Holder may rely on such certificate as though it were a representation and warranty of the Company made herein.

            Section 3. Adjustments. All provisions relating to adjustments to be made to the exercise price of the April Warrants and the number of shares of Common Stock issuable upon exercise thereof shall apply to the exercise price of the Warrants included herein and the number of shares of Common Stock issuable upon exercise thereof, whether this Unit Purchase Warrant has been exercised or not.

            Section 4. Transfer of Warrant.

            a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Unit Purchase Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Unit Purchase Warrant at the principal office of the Company, together with a written assignment of this Unit Purchase Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Unit Purchase Warrant or Unit Purchase Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Unit Purchase Warrant evidencing the portion of this Unit Purchase Warrant not so assigned, and this Unit Purchase Warrant shall promptly be cancelled. A Unit Purchase Warrant, if properly assigned, may be exercised by a new holder without having a new Unit Purchase Warrant issued.

            b) New Unit Purchase Warrants. This Unit Purchase Warrant may be divided or combined with other Unit Purchase Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Unit Purchase Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Unit Purchase Warrant or Unit Purchase Warrants in exchange for the Unit Purchase Warrant or Unit Purchase Warrants to be divided or combined in accordance with such notice.

            c) Warrant Register. The Company shall register this Unit Purchase Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Unit Purchase Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

            d) Transfer Restrictions. If, at the time of the surrender of this Unit Purchase Warrant in connection with any transfer of this Unit Purchase Warrant, the transfer of this Unit Purchase Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
      promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

            Section 5. Miscellaneous.

            a) Title to Unit Purchase Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Unit Purchase Warrant, this Unit Purchase Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Unit Purchase Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

            b) Rights as Shareholder. Voting rights, if any, with respect to the Shares shall be established in accordance with the terms of the Warrants and the Common Stock.

            c) Loss, Theft, Destruction or Mutilation of Unit Purchase Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Unit Purchase Warrant or any stock certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Unit Purchase Warrant or stock certificate, if mutilated, the Company will make and deliver a new Unit Purchase Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Unit Purchase Warrant or stock certificate.

            d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            e) Authorized Shares.

                  The Company covenants that during the period the Unit Purchase
            Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of any purchase rights under the Unit Purchase Warrants and the exercise of Warrants included herein. The Company further covenants that its issuance of this Unit Purchase Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Unit Purchase Warrants and the exercise of the Warrants included herein. The Company will take all such reasonable action as may be necessary to assure that such Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                  Except and to the extent as waived or consented to by the
            Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Unit Purchase Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of the Unit Purchase Warrant and exercise of the Warrants, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Before taking any action which would result in an adjustment in the number of Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Unit Purchase Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

            g) Restrictions. The Holder acknowledges that the Shares acquired upon the exercise of the Unit Purchase Warrant and the Warrants included therein, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Unit Purchase Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

            j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Unit Purchase Warrant, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Unit Purchase Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Unit Purchase Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            l) Successors and Assigns. Subject to applicable securities laws, this Unit Purchase Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Unit Purchase Warrant are intended to be for the benefit of all Holders from time to time of this Unit Purchase Warrant and shall be enforceable by any such Holder or holder of Shares.

            m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            n) Severability. Wherever possible, each provision of this Unit Purchase Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Unit Purchase Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Unit Purchase Warrant.

            o) Headings. The headings used in this Unit Purchase Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Unit Purchase Warrant.

                              ********************

      IN WITNESS WHEREOF, the Company has caused this Unit Purchase Warrant to be executed by its officer thereunto duly authorized.

Dated: April ___, 2006

                                        NUEVO FINANCIAL CENTER, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                               NOTICE OF EXERCISE

TO: NUEVO FINANCIAL CENTER, INC.

            (1) The undersigned hereby elects to purchase ________ Units of the Company pursuant to the terms of the attached Unit Purchase Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  Payment shall take the form of lawful money of the United
            States.

            (2) Please issue a certificate or certificates representing said Warrants and shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------

Certificates shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

            (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Date: __________________________________________________________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________ whose address is _____________________________________________.

_______________________________________

                                                  Dated: ______________, _______


            Holder's Signature:
                                -----------------------------

            Holder's Address:
                                -----------------------------

                                -----------------------------


Signature Guaranteed:
                      -----------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                      CLASS A COMMON STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                          NUEVO FINANCIAL CENTER, INC.

      THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, ___________________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Nuevo Financial Center, Inc., a Delaware corporation (the "Company"), up to _______________ shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April ___, 2006, among the Company and the purchasers signatory thereto.

            Section 2. Exercise.

            e) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

            f) Exercise Price. The exercise price of the Common Stock under this Warrant shall be $0.50, subject to adjustment hereunder (the "Exercise Price").

            g) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A) = the Closing Price on the Trading Day immediately
            preceding the date of such election;

                  (B) = the Exercise Price of this Warrant, as adjusted; and

                  (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

            h) Exercise Limitations; Holder's Restrictions. The Holder shall not be entitled to exercise on a Conversion Date that amount of the Series A Preferred Stock into that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Holder and any Person, as such term is used in and construed under Rule 144 under the Securities Act, that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Holder (collectively, "Affiliates") immediately prior to an exercise, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this provision is being made, which would result in beneficial ownership by the Holder and its Affiliates of more than 9.99% of the outstanding shares of Common Stock of the Corporation immediately following a exercise. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises of only 9.99% and aggregate exercises by the Holder may exceed 9.99% as the Holder may void the exercise limitation described in this Section 6.3 upon and effective after 61 days prior written notice to the Corporation. The Holder may allocate which of the equity of the Corporation deemed beneficially owned by the Holder shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%

            i) Mechanics of Exercise.

                  i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  ii. Delivery of Certificates Upon Exercise. Certificates for
            shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

                  iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  iv. Rescission Rights. If the Company fails to cause its
            transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this
            Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

                  v. Compensation for Buy-In on Failure to Timely Deliver
            Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

                  vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

                  vii. Charges, Taxes and Expenses. Issuance of certificates for
            Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  viii. Closing of Books. The Company will not close its
            stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

      Section 3. Certain Adjustments.

            a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then, the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

            c) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

            e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

            f) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            g) Notice to Holders.

                  i. Adjustment to Exercise Price. Whenever the Exercise Price
            is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

                  ii. Notice to Allow Exercise by Holder. If (A) the Company
            shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

      Section 4. Transfer of Warrant.

            e) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

            f) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            g) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

            h) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
      promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

      Section 5. Miscellaneous.

            p) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

            q) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            r) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            s) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            t) Authorized Shares.

                  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                  Except and to the extent as waived or consented to by the
            Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will
            (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            u) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

            v) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            w) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            x) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

            y) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            z) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            aa) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            bb) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            cc) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

            dd) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: April ___, 2006

                                        NUEVO FINANCIAL CENTER, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                               NOTICE OF EXERCISE

TO: NUEVO FINANCIAL CENTER, INC.

            (3) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (4) Payment shall take the form of (check applicable box):

                  [ ] in lawful money of the United States; or

                  [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

            (5) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------

The Warrant Shares shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

            (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Date: __________________________________________________________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________ whose address is _______________________________________________.


_____________________________________

                                                  Dated: ______________, _______


            Holder's Signature:
                                ---------------------------------

            Holder's Address:
                                ---------------------------------

                                ---------------------------------


Signature Guaranteed:
                      -------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                      CLASS B COMMON STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                          NUEVO FINANCIAL CENTER, INC.

      THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, ___________________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Nuevo Financial Center, Inc., a Delaware corporation (the "Company"), up to _______________ shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

            Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April ___, 2006, among the Company and the purchasers signatory thereto.

            Section 2. Exercise.

                  j) Exercise of Warrant. Exercise of the purchase rights
            represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.

                  k) Exercise Price. The exercise price of the Common Stock
            under this Warrant shall be $1.00, subject to adjustment hereunder (the "Exercise Price").

                  l) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A)  =  the Closing Price on the Trading Day immediately
                          preceding the date of such election;

                  (B)  =  the Exercise Price of this Warrant, as adjusted; and

                  (X)  =  the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

                  m) Exercise Limitations; Holder's Restrictions. The Holder
            shall not be entitled to exercise on a Conversion Date that amount of the Series A Preferred Stock into that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Holder and any Person, as such term is used in and construed under Rule 144 under the Securities Act, that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Holder (collectively, "Affiliates") immediately prior to an exercise, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this provision is being made, which would result in beneficial ownership by the Holder and its Affiliates of more than 9.99% of the outstanding shares of Common Stock of the Corporation immediately following a exercise. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises of only 9.99% and aggregate exercises by the Holder may exceed 9.99% as the Holder may void the exercise limitation described in this Section 6.3 upon and effective after 61 days prior written notice to the Corporation. The Holder may allocate which of the equity of the Corporation deemed beneficially owned by the Holder shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%

                  n) Mechanics of Exercise.

                              i. Authorization of Warrant Shares. The Company
                        covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                              ii. Delivery of Certificates Upon Exercise.
                        Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

                              iii. Delivery of New Warrants Upon Exercise. If
                        this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                              iv. Rescission Rights. If the Company fails to
                        cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

                              v. Compensation for Buy-In on Failure to Timely
                        Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

                              vi. No Fractional Shares or Scrip. No fractional
                        shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

                              vii. Charges, Taxes and Expenses. Issuance of
                        certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                              viii. Closing of Books. The Company will not close
                        its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

            Section 3. Certain Adjustments.

                  h) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  i) Subsequent Equity Sales. If the Company or any Subsidiary
            thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then, the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this
            Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

                  j) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  k) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

                  l) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

                  m) Voluntary Adjustment By Company. The Company may at any
            time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  n) Notice to Holders.

                              i. Adjustment to Exercise Price. Whenever the
                        Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

                              ii. Notice to Allow Exercise by Holder. If (A) the
                        Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

            Section 4. Transfer of Warrant.

                  i) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

                  j) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  k) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

                  l) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the
            Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

            Section 5. Miscellaneous.

                  ee) Title to Warrant. Prior to the Termination Date and
            subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

                  ff) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                  gg) Loss, Theft, Destruction or Mutilation of Warrant. The
            Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                  hh) Saturdays, Sundays, Holidays, etc. If the last or
            appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

                  ii) Authorized Shares.

                        The Company covenants that during the period the Warrant
                  is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                        Except and to the extent as waived or consented to by
                  the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                           Before taking any action which would result in an
                  adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  jj) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

                  kk) Restrictions. The Holder acknowledges that the Warrant
            Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  ll) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  mm) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  nn) Limitation of Liability. No provision hereof, in the
            absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  oo) Remedies. Holder, in addition to being entitled to
            exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  pp) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  qq) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  rr) Severability. Wherever possible, each provision of this
            Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  ss) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: April ___, 2006

                                     NUEVO FINANCIAL CENTER, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                               NOTICE OF EXERCISE

TO: NUEVO FINANCIAL CENTER, INC.

            (6) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (7) Payment shall take the form of (check applicable box):

                  [ ] in lawful money of the United States; or

                  [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

            (8) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ----------------------------------------

The Warrant Shares shall be delivered to the following:

                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

            (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Date: __________________________________________________________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________ whose address is _______________________________________________.


_____________________________________

                                                  Dated: ______________, _______


            Holder's Signature:
                                -----------------------------

            Holder's Address:
                                -----------------------------

                                -----------------------------


Signature Guaranteed:
                      ---------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is made and entered into as of April ___ 2006, by and among Nuevo Financial Center, Inc., a Delaware corporation (the "Company"), and the purchasers signatory hereto (each such purchaser, a "Purchaser" and collectively, the "Purchasers").

            This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

            The Company and the Purchasers hereby agree as follows:

      1. Definitions

            Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Effectiveness Date" means, with respect to the initial
            Registration Statement required to be filed hereunder, the 120th calendar day (180th day if reviewed the SEC) following the date hereof, and with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

                  "Effectiveness Period" shall have the meaning set forth in
            Section 2(a).

                  "Filing Date" means, with respect to the initial Registration
            Statement required hereunder, the 60th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 15th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" shall have the meaning set forth in
            Section 5(c) hereof.

                  "Indemnifying Party" shall have the meaning set forth in
            Section 5(c) hereof.

                  "Losses" shall have the meaning set forth in Section 5(a).

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in a Registration
            Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means (i) all of the shares of Common
            Stock issuable upon conversion in full of the Preferred Stock, (ii) all Warrant Shares, (iii) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing and (iv) any additional shares issuable in connection with any anti-dilution provisions in the Preferred Stock and the Warrants.

                  "Registration Statement" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 promulgated by the Commission
            pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission
            pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "Rule 424" means Rule 424 promulgated by the Commission
            pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

      2. Shelf Registration

            (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 150% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register the Registrable Securities for resale on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The Company shall immediately notify the Holders via facsimile of the effectiveness of the Registration Statement on the same day that the Company receives notification of the effectiveness from the Commission. Failure to so notify the Holder the same day of such notification shall be deemed an Event under Section 2(b).

            (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 15 consecutive days or an aggregate of 25 days during any 12-month period (which need not be consecutive days) (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 Trading Day period is exceeded, or for purposes of clause
(v) the date on which such 15 or 25 day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount payable, at the option of the Company, in (A) cash or (B) shares of Common Stock that are registered under the Securities Act (valued at the Conversion Price ass defined in the Notes) and that are not subject to any of the volume or other limitations of Rule 144, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder until all Registrable Securities become eligible for sale under Rule 144. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

      3. Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Shareholder Questionnaire") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 75% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 150% of the number of such Registrable Securities.

            (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information. Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (e) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (f) Use commercially reasonable efforts to register or qualify the resale of such Registrable Securities as required under applicable securities or Blue Sky laws of each State within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

            (g) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

            (h) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses
(ii) through (v) of Section 3(d) above to suspend the use of the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this
Section 3(h) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to
Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

            (i) ________Comply with all applicable rules and regulations of the Commission.

            (j) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (k) The Company may require, at any time prior to the third Trading Day prior to the Filing Date, each Holder to furnish to the Company a statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission and the Holder is not an individual, the controlling person thereof, within three Trading days of the Company's request. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any partial liquidated damages that are accruing as to the Holders at such time shall be tolled and any Event that may otherwise occur as to such Holder solely because of such delay shall be suspended, until such information is delivered to the Company.

      4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

      5. Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon: (i) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the expense of one such counsel for each Holder shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6. Miscellaneous

            (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and all of the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(b), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

            (c) No Piggyback on Registrations. Except as set forth on Schedule 6(c) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until 180 days after the initial Registration Statement required hereunder is declared effective by the Commission.

            (d) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

            (e) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), (iii) or (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(h), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any period during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

            (f) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(f) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

            (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

            (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

            (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

            (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (n) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (o) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder is several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                              ********************

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        NUEVO FINANCIAL CENTER, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                    [SIGNATURE PAGE OF HOLDERS TO NUEVO RRA]

Name of Investing Entity or Individual: ________________________________________
Signature of Authorized Signatory of Investing Entity or Individual: ___________ Name of Authorized Signatory (if not an Individual): ___________________________ Title of Authorized Signatory (if not an Individual): __________________________

                           [SIGNATURE PAGES CONTINUE]

                              Plan of Distribution

      Each Selling Stockholder (the "Selling Stockholders") of the common stock ("Common Stock") of Nuevo Financial Center, Inc., a Delaware corporation (the "Company") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the American Stock Exchange or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

            o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

            o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

            o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

            o an exchange distribution in accordance with the rules of the applicable exchange;

            o     privately negotiated transactions;

            o settlement of short sales entered into after the date of this prospectus;

            o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

            o     a combination of any such methods of sale;

            o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

            o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

      In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

      The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

      We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

      Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                                                         Annex B

                          NUEVO FINANCIAL CENTER, INC.

                 Selling Securityholder Notice and Questionnaire

      The undersigned beneficial owner of common stock, par value $0.0001 per share (the "Common Stock"), of Nuevo Financial Center, Inc., a Delaware corporation (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April ___, 2006 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.    Name.

      (a)   Full Legal Name of Selling Securityholder

            ____________________________________________________________________

      (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

            ____________________________________________________________________

      (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

            ____________________________________________________________________

2.    Address for Notices to Selling Securityholder:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Telephone:______________________________________________________________________
Fax:____________________________________________________________________________
Contact Person:_________________________________________________________________

3.    Beneficial Ownership of Registrable Securities:

      (a) Type and Principal Amount of Registrable Securities beneficially owned:

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

4.    Broker-Dealer Status:

            (a)   Are you a broker-dealer?

                                 Yes |_| No |_|

            (b) If "yes" to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

                                 Yes |_| No |_|

            Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

            (c)   Are you an affiliate of a broker-dealer?

                                 Yes |_| No |_|

            (d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                 Yes |_| No |_|

            Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

            Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

            (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

                  ______________________________________________________________
                  ______________________________________________________________

6.    Relationships with the Company:

            Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

            State any exceptions here:

            ____________________________________________________________________
            ____________________________________________________________________

            The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

            By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

            IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                  Beneficial Owner:
       ------------------------------                     ----------------------


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: